SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed  by  the  Registrant     [X]

Filed  by  Party  other  than  the  Registrant     [ ]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[ ]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting Material Pursuant to Sec.240-11(c) or Sec.240.14a-12


                              Gama Computer Corporation
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                            Gama Computer Corporation
                            -------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _____________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          _____________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          _____________________________________________________

     4)   Proposed  maximum  aggregate  value  of  transaction:
          _____________________________________________________


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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
          _____________________________________________________

     2)   Form,  Schedule  or  Registration  No.:
          _____________________________________________________

     3)   Filing  Party:
          _____________________________________________________

     4)   Date  Filed:
          _____________________________________________________


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                            GAMA COMPUTER CORPORATION
                            25422 Trabuco Road 105-Y
                              Lake Forest, CA 92630
                               Tel. (714) 731-3389
                               Fax (949) 461-0049

                          NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD NOVEMBER 6, 2001



     Notice is hereby given that a Special Meeting of the Shareholders of Gama Computer Corporation (the "Company") will be held at the offices of Lee, Goddard & Duffy, LLP, 18500 Von Karman Avenue, Suite 700, Irvine, California 92612, on November 6, 2001, at 10:00 a.m., for the following purpose:

     1. To change the name of the Company to THE BLUEBOOK INTERNATIONAL HOLDING COMPANY;

     2. To approve an increase in the number of authorized shares of common stock to fifty million (50,000,000) shares, and to approve a forward split of the Company's common stock such that each issued and outstanding share of the Company's common stock will be converted into three (3) shares of common stock, effective upon the filing of the Certificate of Amendment to the Articles of Incorporation with the Delaware Secretary of State; and

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on October 25, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of October 25, 2001, the Company had __________ shares of voting stock issued and outstanding.

                                         GAMA  COMPUTER  CORPORATION



October     ,  2001                      By:  /s/  Daniel  T.  Josipovich
        ----                                -------------------------------
                                            Daniel  T.  Josipovich,
                                            Chief  Operating  Officer


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                            GAMA COMPUTER CORPORATION
                            25422 Trabuco Road 105-Y
                              Lake Forest, CA 92630
                               Tel. (714) 731-3389
                               Fax (949) 461-0049


                                 PROXY STATEMENT

          The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on November 6, 2001, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about October __, 2001.

          Only the holders of the Company's common stock and Series A Convertible Preferred Stock (collectively, "Voting Stock") are entitled to vote at the meeting. Each share of Voting Stock is entitled to one vote, and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Voting Stock is required to approve the change of the Company's name and the increase in the authorized number of shares of Common Stock needed to effectuate the stock split. The approval of the holders of a majority of shares of Voting Stock present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of October 25, 2001, the Company had __________ outstanding shares of Voting Stock held by approximately 59 shareholders of record.

          Shares of the Company's Voting Stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to change the Company's name or to increase the number of authorized shares of the Company's common stock. Because approval of the name change and increase in the number of authorized shares requires the approval of a majority of the Company's outstanding shares of Voting Stock, abstentions and broker non-votes will have the same effect as votes against the approval of the matters to be voted upon at the meeting.

          Each of Mark A. Josipovich, Daniel T. Josipovich, Daniel E. Josipovich and Dorothy E. Josipovich, who collectively own 84.4% of the Company's Voting Stock, intends to vote his or her shares in favor of the proposals specified in the notice of the Special Meeting of Shareholders.


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                             PRINCIPAL SHAREHOLDERS

          The following table sets forth the number of and percentage of outstanding shares of Voting Stock beneficially owned by each of the Company's officers and directors, the officers and directors of the Company as a group, and those shareholders owning more than 5% of the Company's Common Stock as of October 25, 2001.


                              SHARES OF
NAME AND ADDRESS             VOTING STOCK   PERCENT OF CLASS
---------------------------  ------------   ----------------

Mark A. Josipovich              2,725,000              21.1%
25422 Trabuco Road 105-Y
Lake Forest, CA 92630

Daniel T. Josipovich            2,725,000              21.1%
25422 Trabuco Road 105-Y
Lake Forest, CA 92630

Dorothy E. Josipovich           2,726,000              21.1%
25422 Trabuco Road 105-Y
Lake Forest, CA 92630

Daniel E. Josipovich            2,726,000              21.1%
25422 Trabuco Road 105-Y
Lake Forest, CA 92630

Pedro Villagran Garcia            723,050               5.6%
Galeana 22
Hermosillo, Sonora
Mexico  CP 83260

Clinton L. Hubbard                     --                 *
25422 Trabuco Road 105-Y
Lake Forest, CA  92630

Paul D. Sheriff                        --                 *
25422 Trabuco Road 105-Y
Lake Forest, CA  92630

David M. Campatelli                    --                 *
25422 Trabuco Road 105-Y
Lake Forest, CA  92630

All Officers and Directors      5,450,000              42.2%
 as a Group (five persons)


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
                  ACQUISITION OF SUBSIDIARY AND RELATED ASSETS

On October 1, 2001, the Company acquired all of the issued and outstanding shares of The Bluebook International, Inc., a Nevada corporation ("Bluebook International"), in exchange for 10,900,000 (pre-split) shares of the Company's Common Stock. Following the acquisition of Bluebook International, the Company's directors approved a resolution to change the name of the Company to "The Bluebook International Holding Company".

     Bluebook International was incorporated in the State of Nevada on December 5, 2000. Effective as of September 15, 2001, Bluebook International purchased all of the business assets owned by Daniel E. Josipovich and Dorothy E. Josipovich, husband and wife (the "Sole Proprietorship"), used in the business of creating, developing and distributing products and services related to the Bluebook of Cleaning, Reconstruction and Repair Costs (the "Bluebook"), including the software version known as Bluebook Estimating Systems Technology (as updated, "B.E.S.T."). The Sole Proprietorship operated the business known as The Bluebook (and related trade names) for over 37 years. The Sole Proprietorship was dedicated to developing, distributing and managing the Bluebook, B.E.S.T. and related products (collectively, the "Products"). Daniel
T. Josipovich and Mark A. Josipovich were Bluebook International's principal co-founders, officers and directors, and they were intimately involved in the creation, development and distribution of the Products owned by the Sole Proprietorship. The Company, through its subsidiary, intends to continue selling the Products and significantly expand its business with the introduction of its latest technological advancement, B.E.S.T.Net(TM), a web-based cost estimation and claims management system that will allow anytime, anywhere management of the entire insurance claims process and the construction industry.

                   PROPOSAL ONE: CHANGE OF THE COMPANY'S NAME

     Because the Company's subsidiary, Bluebook International, is the primary asset of the Company, the Company's Board of Directors has unanimously approved a resolution to change the name of the Company to "The Bluebook International Holding Company." The name change will be effected by an amendment to the Company's Certificate of Incorporation, and will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State in the form of Exhibit A to this proxy statement. This Proposal must be approved by holders of a majority of the Company's Voting Stock; if it is not so approved, the Company will consider other alternatives including the retention of its current name.

   PROPOSAL TWO:  INCREASE IN THE NUMBER OF AUTHORIZED SHARES AND CORRESPONDING
                                  STOCK SPLIT

     In connection with the recent acquisition of Bluebook International, the Company believes it would be beneficial to increase the number of the Company's outstanding shares of common stock. The Board of Directors believes that having a larger number of shares of common stock outstanding would improve the trading market and liquidity of the common stock. There can be no assurance, however, that the trading market or liquidity will improve. The Company's Board of Directors has adopted a proposal, subject to shareholder approval, to split the outstanding shares of the Company's common stock such that each outstanding share of the Company's common stock will be automatically converted into three shares of common stock.

     If the shareholders approve the stock split, the Company will have approximately 38,733,411 shares of common stock issued and outstanding. However, the Company currently only has 30,000,000 shares of common stock authorized for issuance. Therefore, in order to effectuate the stock

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split,  the  Company must increase the number of authorized shares of its common stock. The Company's Board of Directors has accordingly adopted a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 50,000,000. If the forward split is approved by the Company's shareholders, the Company will have approximately 38,733,411 shares of common stock outstanding immediately thereafter.

     The terms of the additonal shares of common stock will be identical to those of the currently outstanding shares of common stock. The relative rights and limitations of the common stock remain unchanged under this Proposal. The increase in the number of authorized shares will permit the Company to pay the three-for-one stock split if that stock split is approved by the shareholders. At this time, the Company has no plans for the additional shares of common stock.

     This proposal must be approved by the holders of a majority of the Company's Voting Stock; if it is not so approved, the Company will not be able to effect the stock split and the number of shares of outstanding common stock will not be increased as set forth above.


                        AVAILABILITY OF FILINGS MADE WITH
                       SECURITIES AND EXCHANGE COMMISSION

     The Company's Annual Report on Form 10-KSB and its latest Quarterly Report on Form 10-QSB will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending December 31, 2001, must be received by the Secretary of the Company not later than March 1, 2002.

                                    EXHIBIT A
                            AMENDMENT TO CERTIFICATE
                                OF INCORPORATION

                                [To be provided]

                            GAMA COMPUTER CORPORATION

                                      PROXY

                This Proxy is Solicited by the Board of Directors

     The undersigned shareholder of Gama Computer Corporation (the "Company") acknowledges receipt of the Notice of the Special Meeting of Shareholders, to be held November 6, 2001, 10:00 a.m. local time, at the offices of Lee, Goddard & Duffy LLP, 18500 Von Karman Avenue, Suite 700, Irvine, California 92612, and hereby appoints Mark A. Josipovich and Daniel T. Josipovich, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

     (1) To change the name of the Company to THE BLUEBOOK INTERNATIONAL HOLDING COMPANY upon the terms set forth in the accompanying proxy statement.

              [_]  FOR        [_]  AGAINST        [_]  ABSTAIN

     (2) To increase the number of authorized shares of common stock of the Company to 50,000,000 shares and to approve a split of the Company's common stock such that each outstanding share of the Company's common stock will be converted into three shares of common stock.

              [_]  FOR        [_]  AGAINST        [_]  ABSTAIN

     (3) To transact such other business as may properly come before the meeting. In this discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1, 2 AND 3.

                        Dated this ____ day of_______, 2001.

                        _________________________________
                                (Signature)

                        Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                        Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                        Return  this  Proxy  to:
                        CORPORATE  STOCK  TRANSFER
                        3200 Cherry Creek Drive South, Suite 430 Denver, Colorado 80209
                        Tel:  303/282-4800
                        Fax:  303/282-5800


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